List of Subsidiaries of AT&T Corp.
                                  As of 3/23/00

                                                Jurisdiction of Incorporation

ACC Corp.................................................Delaware
Alascom, Inc.............................................Alaska
AT&T Communications, Inc.................................Delaware
AT&T Communications of California, Inc...................California
AT&T Communications of Delaware, Inc.....................Delaware
AT&T Communications of Hawaii, Inc.......................Hawaii
AT&T Communications of Illinois, Inc.....................Illinois
AT&T Communications of Indiana, Inc......................Indiana
AT&T Communications of Maryland, Inc.....................Maryland
AT&T Communications of Michigan, Inc.....................Michigan
AT&T Communications of the Midwest, Inc..................Iowa
AT&T Communications of the Mountain States, Inc..........Colorado
AT&T Communications of Nevada, Inc.......................Nevada
AT&T Communications of New England, Inc..................New York
AT&T Communications of New Hampshire, Inc................New Hampshire
AT&T Communications of New Jersey, Inc...................New Jersey
AT&T Communications of New York, Inc.....................New York
AT&T Communications of Ohio, Inc.........................Ohio
AT&T Communications of the Pacific Northwest, Inc........Washington
AT&T Communications of Pennsylvania, Inc.................Pennsylvania
AT&T Communications of the South Central States, Inc.....Delaware
AT&T Communications of the Southern States, Inc..........New York
AT&T Communications of the Southwest, Inc................Delaware
AT&T Communications of Virginia, Inc.....................Virginia
AT&T Communications of Washington D.C., Inc..............New York
AT&T Communications of West Virginia, Inc................West Virginia
AT&T Communications of Wisconsin, Inc....................Wisconsin
AT&T Communications Services International Inc...........Delaware
AT&T Global Communications Services Inc..................Delaware
AT&T Istel...............................................United Kingdom
AT&T Solutions Inc.......................................Delaware
AT&T Global Network Services Inc.........................Delaware
AT&T of Puerto Rico, Inc.................................New York
AT&T Wireless Services, Inc..............................Delaware
LIN Broadcasting Corporation.............................Delaware
Teleport Communications Group Inc........................Delaware
Tele-Communications, Inc.................................Delaware